Addendum A to

               MANAGEMENT AGREEMENT FOR THE OPERATION OF THE
                 BELL COUNTY JUVENILE RESIDENTIAL FACILITY

     This agreement is made and entered into on this 4th day of November, 1997 by and between Correctional Services Corporation, and Bell County, Texas, a political subdivision of the State of Texas (the "County"), and with the advise and consent of the Bell County Juvenile Board.

     Whereas Correctional Services Corporation is the contractor for detention services for the Bell/Lampasas County Juvenile Probation Department and as such provides correctional officers for the security of the pre-adjudicated and post-adjudicated children assigned to the Bell County School; and

     Whereas Correctional Services Corporation provides meals for the pre-adjudicated and post-adjudicated children assigned to the Bell County Juvenile Detention Center; and

     Whereas Correctional Services Corporation provides physical education programs for the pre-adjudicated and post-adjudicated children assigned to the Bell County Juvenile Detention Center; and

     Whereas Correctional Services Corporation provides a self-discipline program for the post-adjudicated children assigned to the Bell County Juvenile Detention Center;

NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE 1

1.01	Purpose:  The purpose of the Contract is to provide security for the children and staff assigned to the Bell County Juvenile Justice
Alternative Education Program, to provide a noon meal of the children assigned to the Bell County Juvenile Justice Alternative Education
Program, to provide a physical education program to the children assigned to the Bell County Juvenile Justice Alternative Education
Program, and to provide a self-discipline program to the children assigned to the Bell County Juvenile Justice Alternative Education
Program.

2.01	Term:  The term of this contract is for a period commencing on
August 13, 1997, and may be terminated by either party on (30) days written notice. But in no event is this contract for a period exceeding beyond May 28, 1998.

3.01	Fees:  For services rendered under this Agreement, Contractor shall pay as follows:

3.02	Security:  Correctional Services Corporation agrees to provide a correctional officer in each class room as security in the Bell County Juvenile Justice Alternative Education Program. Correctional Services Corporation agree to provide the first officer at no expense to the Contractor. An additional officer will be added each time the student population in the Bell County Juvenile Justice Alternative Education Program increases in increments of fifteen students. The Contractor agrees to pay Correctional Services Corporation $53.00 per day, per officer that is required for security. The Contractor will provide Correctional Services Corporation a monthly attendance record compiled from the Killeen Independent School District daily attendance record to compute the per day, per officer cost. Correctional Services Corporation is responsible for all salaries, benefits, and supervision for any additional correctional officers.

3.03	In School Suspension Program Officer:  The Contractor agrees to pay
Correctional Services Corporation $19,420 for a correctional officer to be assigned to the Bell County Juvenile Justice Alternative Education Program to supervise the "In School Suspension Program." This officer will be assigned to the school on all school days, and will be in addition to the classroom security officers. Correctional Services Corporation is responsible for all salaries, benefits, and supervision of this correctional officer.

3.04 Meals: Correctional Services Corporation agrees to provide each child assigned to the Bell County Juvenile Justice Alternative Education
Program a noon meal that meets the same criteria as a meal provided to a child who is placed in the Bell County Juvenile Detention Center.

3.05 Physical Education Program: Correctional Services Corporation agrees to provide each child assigned to the Bell County Juvenile Justice
Alternative Education Program a minimum of one hour of physical education. This physical education program will be the same program provided to the children placed in the Bell County Post-Adjudication
Program and will meet the requirements for a Juvenile Post-Adjudication
Secure Correctional Facility in the State of Texas.

3.06 Self-Discipline Program: Correctional Services Corporation agrees to provide each child assigned to the Bell County Juvenile Justice
Alternative Education Program at least one hour of self-discipline training. This program will be the same program provided to the children placed in the Bell County Post-Adjudication Program and will meet the requirements for a Juvenile Post-Adjudication Secure
Correctional Facility in the State of Texas.

	Fees: The Contractor agrees to pay Correctional Services Corporation $13.00 per day, per child in attendance at the Bell County Juvenile
Justice Alternative Education Program to provide the Physical Education (3.05) and Self-Discipline Programs (3.06). The Contractor will provide Correctional Services Corporation a monthly attendance record compiled from the Killeen Independent School District daily attendance record to compute the per day, per child cost.

4.01	Billing:  Correctional Services Corporation agrees to furnish the
Contractor an itemized bill, which shall include the following:

	1. Correctional Services Corporation will bill the Contractor quarterly for additional Correctional Officers assigned to the Bell County
Juvenile Justice Alternative Education Program. The first quarter will begin August 13, 1997 and will end November 30, 1997. The second quarter will begin December 31, 1997 and will end February 28, 1998.
The third quarter will begin March 1, 1998 and will end May 30, 1998.

	2. Correctional Services Corporation will bill the Contractor quarterly for the Correctional Officer for the In School Suspension Program. The first quarter will begin August 13, 1997 and will end November 30, 1997.
The second quarter will begin December 31, 1997 and will end
February 28, 1998. The third quarter will begin March 1, 1998 and will end May 30, 1998.

	3. Correctional Services Corporation will bill the Contractor monthly for the noon meal for students attending the Juvenile Justice
Alternative Education Program. The meal will be $1.00 per meal provided. Correctional Services Corporation agrees to provide the Contractor with a legible, dated, daily meal sheet signed by the child and the food service manager. This will be attached to the monthly billing.

	4. Correctional Services Corporation will bill the Killeen Independent School District, Bell Counties fiscal manager for the Bell County
Juvenile Alternative Education Program, $13.00 per day, per child in attendance at the Bell County Juvenile Justice Alternative Education
Program to provide the Physical Education (3.05) and Self-Discipline
Programs (3.06).  The Contractor will provide Correctional Services
Corporation a monthly attendance record compiled from Killeen
Independent School District's daily attendance record to compute the per day, per child cost. Correctional Services Corporation will bill the Contractor quarterly for the two programs. The first quarter will begin
August 13, 1997 and will end November 30, 1997. The second quarter will begin December 31, 1997 and will end February 28, 1998. The third quarter will begin March 1, 1198 and will end May 30, 1998.

Billing documents for Section 4.01 (1), (2) and (3) shall be forwarded to:

     Bell/Lampasas County Juvenile Probation Department
     4800 East Rancier Avenue
     Killeen, TX  76543

Billing for Section 4.01 (4) shall be forwarded to the Contractor's fiscal agent, the Killeen Independent School District:

     Killeen Independent School District
     200 North WS Young Drive
     Killeen, TX  76540

5.01	Payment:  Payments shall be made within (30) days after receipt by
Contractor of Correctional Services Corporation's invoicing.

Payment shall be made to:

     Correctional Services Corporation
     4800 East Rancier Avenue
     Killeen, TX  76543

6.01	Accounting and Inspection:  Correctional Services Corporation shall adhere to all applicable state and federal laws and regulations pertinent to the provision of these services. Correctional Services Corporation will account separately for any and all state funds paid to Correctional Services Corporation by Contractor. Correctional Services Corporation will provide access to Contractor to all records necessary to monitor Correctional Services Corporation's performance under the terms of this contract. Correctional Services Corporation will retain all applicable records for a minimum of three (3) years or until any pending audits have been completed or questions answered regarding the financial records have been resolved.

7.01	Operation:  Nothing in this contract shall be construed to permit
Contractor, its agents, servants or employees in any way to manage, control, direct or instruct Correctional Services Corporation, its servants or employees in any manner respecting any of their work, duties or functions pertaining to the maintenance and operation of any program operated by Correctional Services Corporation.

8.01	Agreement:  This agreement supersedes any and all other Agreements, either oral or in writing, between the parties hereto with respect to the subject matter of this Agreement which is not contained herein shall be valid or binding.

9.01	Certification of Eligibility:  Correctional Services Corporation agrees to provide the Contractor with certification of eligibility to receive state funds as required by Texas Family Code Section 231.006.


In Witness Whereof, the Parties hereto have executed this Agreement as of the 4th day of November, 1997.


CORRECTIONAL SERVICES CORPORATION

By:  James F. Slattery, President & Chief Executive Officer



BELL COUNTY, TEXAS

By:  Judge John Garth on behalf of the Commissioners Court
     of Bell County, Texas


APPROVED AND AGREED:

BELL COUNTY JUVENILE BOARD

By:  Judge John Garth, Chief Administrative Officer
     of the Bell County Juvenile Board

By:  Ed Johnson, Juvenile Judge, County Court at Law #1